EXHIBIT 99.1
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[COMVERSE TECHNOLOGY LOGO]




                                                       CONTACT:
                                                       Paul D. Baker
                                                       Comverse Technology, Inc.
                                                       One Huntington Quadrangle
                                                       Melville, New York 11747
                                                      (516) 677-7226


      COMVERSE TECHNOLOGY REPORTS SELECTED UNAUDITED Q3 FINANCIAL RESULTS:

               SALES OF $410.6 MILLION; DELAY IN FILING FORM 10-Q

NEW YORK, NY, December 11, 2006 -- Comverse Technology, Inc. (NASDAQ: CMVT) today announced sales of $410,601,000 for the third quarter of fiscal 2006, ended October 31, 2006. The company ended the quarter with a 12-month orders backlog estimated at $706,325,000, cash and cash equivalents, bank time deposits and short-term investments of $1,867,761,000, and convertible debt of $419,647,000.

Comverse Technology continues to expand on its portfolio of products positioned to fulfill its customers' evolving needs.

Since the beginning of the third quarter, the company's Comverse, Inc. subsidiary continued to build on its established leadership in network-based messaging, mobile content and billing, while leveraging that leadership to advance its position in emerging areas such as converged messaging, converged IP communications, including VoIP, FMC, IMS, IP Centrex, quad play, and IPTV, and real-time converged billing and customer care. Comverse announced new customer selections or deployments in IP messaging, including mobile IM, videomail, and call screening; in IPTV; and in mobile music through Comverse's ringback tone solution.

The company's Verint subsidiary continued to reinforce its leadership in software-based analytics for security and business intelligence. Recently, Verint announced new video surveillance customer selections in the airport, transit, and banking sectors, and strengthened its enterprise business intelligence offering through the introduction of its new CI Analytics solution, which uses advanced speech analytics to drive actionable intelligence from customer interactions.

The company's Ulticom subsidiary continued to position itself to address new and emerging growth opportunities through its launch of IMS-ready signaling products, most recently with its new nSignia Gateway Blade, which helps to interconnect existing SS7 networks with next-generation IP applications.

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COMVERSE TECHNOLOGY, INC.
DECEMBER 11, 2006
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The company continues to look for ways to expand its addressable market opportunity across each of its business units through acquisitions, and in the third quarter closed the acquisition of customer self-service leader Netonomy, which strengthens Comverse's portfolio in real-time converged billing and customer care.

DELAY IN FILING OF QUARTERLY REPORT ON FORM 10-Q AND EARNINGS RELEASE
The company will file a Form 12b-25 with the Securities and Exchange Commission (the "SEC") indicating that its Quarterly Report on Form 10-Q for the quarter ended October 31, 2006 has not been filed with the SEC by the SEC deadline of December 11, 2006. The company will not seek a 5-day filing extension because it will not be able to file the Quarterly Report within the extension period. This delay is the result of the company's ongoing investigation of past stock option grants, including its evaluation of actual dates of measurement for certain grants which differ from the recorded grant dates, and of additional accounting issues, including errors in the recognition of revenue related to certain contracts, errors in the recording of certain deferred tax accounts and the misclassification of certain expenses in earlier periods as well as the possible misuse of accounting reserves and the understatement of backlog for fiscal 2002 and prior periods.

The company intends to issue results for the quarterly periods ended April 30, 2006, July 31, 2006 and October 31, 2006 and the fiscal year ended January 31, 2006, and to file its Quarterly Reports on Form 10-Q for the quarters ended April 30, 2006, July 31, 2006 and October 31, 2006 and Annual Report on Form 10-K for the fiscal year ended January 31, 2006, together with any restated historical financial statements, as soon as practicable.


NASDAQ LISTING UPDATE
The company has notified The NASDAQ Stock Market that it will not timely file its Quarterly Report on Form 10-Q for the fiscal quarter ended October 31, 2006 and, accordingly, the company expects to receive an additional Staff Determination Letter from The NASDAQ Stock Market indicating that the delay in the filing of the Form 10-Q could serve as an additional basis for the potential delisting of the company's securities from NASDAQ, under NASDAQ Marketplace Rule 4310(c)(14).

As previously disclosed, the NASDAQ Listing and Hearing Review Council issued a stay of the NASDAQ Listing Qualifications Panel's August 18, 2006 decision establishing a deadline of September 25, 2006 for the company to be current in its periodic filings with the SEC. The Listing Council also issued a stay of any future Panel determinations to delist the company's securities from trading pending further action by the Listing Council. As a result of the expanded investigation, the company expects it will require additional time to file its periodic reports with the SEC. The company does not know whether the newly identified accounting issues or resulting delay in the company's ability to be current in its periodic filings will result in a lifting of the stay and a delisting of the company's shares from The NASDAQ Stock Market. There can be no assurance that the Listing Council will continue the stay or grant an extension or that the company's securities will remain listed on the NASDAQ Stock Market.


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COMVERSE TECHNOLOGY, INC.
DECEMBER 11, 2006
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ABOUT COMVERSE TECHNOLOGY, INC.
Comverse Technology, Inc. (NASDAQ: CMVT - News), through its Comverse, Inc. subsidiary, is the world's leading provider of software and systems enabling network-based multimedia enhanced communication and billing services. The company's Total Communication portfolio includes value-added messaging, personalized data and content-based services, and real-time converged billing solutions. Over 450 communication and content service providers in more than 120 countries use Comverse products to generate revenues, strengthen customer loyalty and improve operational efficiency. Other Comverse Technology subsidiaries include: Verint Systems (NASDAQ: VRNT - News), a leading provider of analytic software-based solutions for communications interception, networked video security and business intelligence; and Ulticom (NASDAQ: ULCM - News), a leading provider of service enabling signaling software for wireline, wireless and Internet communications. Comverse Technology is an S&P 500 and NASDAQ-100 Index company.

For additional information, visit the Comverse website at www.comverse.com or the Comverse Technology website at www.cmvt.com



All product and company names mentioned herein may be registered trademarks or trademarks of Comverse or the respective referenced company(s).

Note: This release contains "forward-looking statements" under the Private Securities Litigation Reform Act of 1995 that involve risks and uncertainties. There can be no assurances that forward-looking statements will be achieved, and actual results could differ materially from forecasts and estimates. Important factors that could cause actual results to differ materially include: the results of the investigation of the Special Committee, appointed by the Board of Directors on March 14, 2006, of matters relating to the company's stock option grant practices and other accounting matters, including errors in revenue recognition, errors in the recording of deferred tax accounts, expenses misclassification, the possible misuse of accounting reserves and the understatement of backlog; the impact of any restatement of financial statements of the company or other actions that may be taken or required as a result of such reviews; the company's inability to file reports with the Securities and Exchange Commission; risks associated with the company's inability to meet NASDAQ requirements for continued listing, including possible delisting; risks relating to the right of holders of the company's convertible debt (known as "ZYPS") to require the company to repurchase their ZYPS upon delisting of the company's shares from NASDAQ at a repurchase price equal to 100% of the principal amount of ZYPS to be purchased; risks of litigation and of governmental investigations or proceedings arising out of or related to the company's stock option grants or any other accounting irregularities or any restatement of the financial statements of the company, including the direct and indirect costs of such investigations and restatement; risks associated with integrating the businesses and employees of the Global Software Services division acquired from CSG Systems International, Netcentrex S.A. and Netonomy, Inc.; changes in the demand for the company's products; changes in capital spending among the company's current and prospective customers; the risks associated with the sale of large, complex, high capacity systems and with new product introductions as well as the uncertainty of customer acceptance of these new or enhanced products from either the company or its competition; risks associated with rapidly changing technology and the ability of the company to introduce new products on a timely and cost-


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COMVERSE TECHNOLOGY, INC.
DECEMBER 11, 2006
PAGE 4


effective basis; aggressive competition may force the company to reduce prices; a failure to compensate any decrease in the sale of the company's traditional products with a corresponding increase in sales of new products; risks associated with changes in the competitive or regulatory environment in which the company operates; risks associated with prosecuting or defending allegations or claims of infringement of intellectual property rights; risks associated with significant foreign operations and international sales and investment activities, including fluctuations in foreign currency exchange rates, interest rates, and valuations of public and private equity; the volatility of macroeconomic and industry conditions and the international marketplace; risks associated with the company's ability to retain existing personnel and recruit and retain qualified personnel; and other risks described in filings with the Securities and Exchange Commission.

These risks and uncertainties discussed above, as well as others, are discussed in greater detail in the filings of the company with the Securities and Exchange Commission, including its most recent Annual Report on Form 10-K and subsequent Quarterly Reports on Form 10-Q and Current Reports on Form 8-K. These documents are available through the company, or its website, www.cmvt.com, or through the SEC's Electronic Data Gathering Analysis and Retrieval system (EDGAR) at www.sec.gov. The company makes no commitment to revise or update any forward-looking statements in order to reflect events or circumstances after the date any such statement is made.


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